Exhibit 10.18.9

EXECUTION

OMNIBUS AMENDMENT TO MASTER REPURCHASE AGREEMENT, TRANSACTIONS TERMS LETTER AND MASTER MARGINING, SETOFF AND NETTING AGREEMENT

Omnibus Amendment to Master Repurchase Agreement, Transactions Terms Letter and Master Margining, Setoff and Netting Agreement, dated as of April 20, 2020 (this “Amendment”), between Bank of America, N.A. (the “Buyer”) and Quicken Loans, LLC (f/k/a Quicken Loans Inc.) (the “Seller”).

RECITALS

The Buyer and the Seller are parties to (a) that certain Master Repurchase Agreement, dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as amended by this Amendment, the “Master Repurchase Agreement”); (b) that certain Transactions Terms Letter, dated as of April 25, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Transactions Terms Letter”; and as amended by this Amendment, the “Transactions Terms Letter”); and (c) that certain Master Margining, Setoff and Netting Agreement, dated as of April 10, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Netting Agreement”; and as amended by this Amendment, the “Netting Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement, the Existing Transactions Terms Letter or the Netting Agreement, as applicable.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement, Existing Transactions Terms Letter and Existing Netting Agreement be amended to reflect certain agreed upon revisions to the terms thereof.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement, Existing Transactions Terms Letter and Existing Netting Agreement are hereby amended as follows:

SECTION 1.                            Consent to Name Change and Conversion. Seller has informed Buyer that it intends to convert from a Michigan corporation to a Michigan limited liability company and change its name from “Quicken Loans Inc.” to “Quicken Loans, LLC” (the “Conversion”). Seller hereby requests and Buyer hereby agrees to (a) consent to the Conversion on the terms and conditions previously disclosed to Buyer and (b) waive any and all restrictions under the Principal Agreements solely relating to the Conversion, including but not limited to any events of default or other representations, warranties or covenants that may be triggered or breached solely as a result of the Conversion.

SECTION 2.                            Ratification of Security Interest. On and after the Conversion, the Seller hereby ratifies and confirms that is has granted, assigned and pledged to Buyer a fully perfected first priority security interest in the Purchased Assets and other Purchased Items.

SECTION 3.                            Master Repurchase Agreement Amendments. The Existing Master Repurchase Agreement is hereby amended by:

3.1                               deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

SECTION 4.                            Transactions Terms Letter Amendments. The Existing Transactions Terms Letter is hereby amended by:

4.1            deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

SECTION 5.                            Netting Agreement Amendments. The Existing Netting Agreement is hereby amended by:

5.1            deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

SECTION 6                               Fees and Expenses. Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 7.                            Conditions Precedent. This Amendment shall become effective as of April 15, 2020 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

7.1            Security Interest. Evidence that all actions necessary to perfect Buyer’s interest in the Purchased Assets and other Purchased Items with respect to Seller have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 or Form UCC-3, as applicable.

7.2            Organizational Documents. A certificate of the secretary of Seller, substantially in form and substance acceptable to Buyer in its sole good faith discretion, attaching certified copies of Seller’s formation and organizational documents and a certificate of name change and resolutions approving the Conversion and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary entity action or governmental approvals as may be required in connection with the Principal Agreements.

7.3            Good Standing Certificate. A certified copy of a good standing certificate from the jurisdiction of organization of Seller.

7.4            Incumbency Certificate. An incumbency certificate of an officer of Seller certifying the names, true signatures and titles of the representatives duly authorized to request transactions under the Principal Agreements by execution of this Amendment.

7.5            Opinion of Counsel. An opinion of Seller’s counsel addressing those matters as set forth in Section 7.1(a)(ii) of the Master Repurchase Agreement as they relate to the Conversion.

7.6            Insurance. Certificates of insurance evidencing Seller’s errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, showing compliance by Seller with Section 9.9 of the Master Repurchase Agreement.

7.7            Beneficial Ownership Certification. A revised Beneficial Ownership Certification reflective of the Conversion.

7.8            Third Party Approval. Evidence that Seller has obtained approvals for the Conversion from all other third parties, as applicable.

7.                   Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller;

(b)                                 Power of Attorney, executed and delivered by duly authorized officers, as applicable, of the Seller;

(c)                                  Irrevocable Closing Instructions in the form of Exhibit B to the Master Repurchase Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller;

(d)                                 an Acknowledgment of Password of Confidentiality of Password Agreement in the form of Exhibit I to the Master Repurchase Agreement, executed and delivered by duly authorized officers, as applicable, of the Seller;

(e)                                  Amendment No. 1 to Amended and Restated Custodial Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Seller and the Custodian; and

(f)                                   Amendment No. 1 to Amended and Restated Electronic Tracking Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Seller, MERSCORP Holdings, Inc. and Mortgage Electronic Registration Systems, Inc.

SECTION 8.                            Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Master Repurchase Agreement on its part to be observed or performed, and that no Potential Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 8 of the Master Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 9.                            Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Other than as expressly set forth herein, the execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the Master Repurchase Agreement or any other Principal Agreements, including without limitation, any rights, powers or privileges relating to any existing or future breaches of, Potential Defaults or Events of Default under, the Master Repurchase Agreement or any other Principal Agreements (whether the same or similar nature as those matters described herein or otherwise) except as expressly set forth herein. From and after the Amendment Effective Date, all references to the Seller in the Master Repurchase Agreement and the Transactions Terms Letter shall be deemed to refer to the Seller, as converted pursuant to the Conversion.

SECTION 10.                     Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 11.                     Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may, if agreed by the Buyer, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Seller agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Seller to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Buyer. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Buyer of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Buyer may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Buyer’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Buyer is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Buyer pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Buyer has agreed to accept such Electronic Signature, the Buyer shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Seller without further verification and (b) upon the request of the Buyer any Electronic Signature shall be promptly followed by a manually executed, original counterpart.

For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 12.                     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

BANK OF AMERICA, N.A., as Buyer

By:	/s/ Adam Robitshek
	Name:	Adam Robitshek
	Title:	Director

Signature Page to Omnibus Amendment to Master Repurchase Agreement and Transactions Terms Side Letter

QUICKEN LOANS, LLC (F/K/A, QUICKEN LOANS INC.), as seller

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

Signature Page to Omnibus Amendment to Master Repurchase Agreement and Transactions Terms Side Letter